Income tax	6 Months Ended
Jun. 30, 2019
Income tax
Income tax

6. Income tax

The Partnership is not subject to Marshall Islands corporate income taxes. The Partnership is subject to tax for earnings of its subsidiaries incorporated in Singapore, Indonesia, Cyprus, the UK and for certain Colombian source income. The income tax expense recorded in the consolidated income statements was $1,511 and $1,866 for the three months ended June 30, 2019 and 2018, respectively, and $3,421 and $3,975 for the six months ended June 30, 2019 and 2018, respectively. For the three and six months ended June 30, 2019 and 2018, the income tax expense principally related to subsidiaries in Indonesia, Singapore and Colombia. The Singapore subsidiary’s taxable income mainly arises from internal interest income. The charterer in Colombia pays certain taxes directly to the Colombian tax authorities on behalf of the Partnership’s subsidiaries that own and operate the Höegh Grace. The tax payments are a mechanism for advance collection of part of the income taxes for the Colombian subsidiary and a final income tax on Colombian source income for the non-Colombian subsidiary. The Partnership concluded these third-party payments to the tax authorities represent income taxes that must be accounted for under the guidance for income taxes. The amount of non-cash income tax expense was $220 and $422 for the three and six months ended June 30, 2019, respectively. The amount of non-cash income tax expense was $214 and $412 for the three and six-months ended June 30, 2018, respectively.

Benefits of uncertain tax positions are recognized when it is more-likely-than-not that a tax position taken in a tax return will be sustained upon examination based on the technical merits of the position. For the three and six months ended June 30, 2019 and 2018, there were increases in uncertain tax positions of $211 and $407, respectively. As of June 30, 2019, and December 31, 2018, the unrecognized tax benefits were $1,936 and $1,725, respectively.